Exhibit 99.2

Veradigm Announces Leadership Updates

Tom Langan appointed as interim CEO

Interim CFO Lee Westerfield extends term with Company

CHICAGO – May 28, 2024 – Veradigm Inc. (OTCMKTS: MDRX, the “Company”), a leading provider of healthcare data and technology solutions, today announced that, on June 7, 2024, Tom Langan, the Company’s President and Chief Commercial Officer (CCO), will assume the role of interim Chief Executive Officer (CEO), reporting directly to the Executive Chairman and the Board. Mr. Langan has been a Company leader since 2018 and has more than 25 years of life sciences, payer and data & analytics experience. Interim Chief Financial Officer (CFO) Lee Westerfield, who joined Veradigm in December 2023 after more than 25 years of experience as a senior financial executive, has agreed to extend his term of service with the Company through December 31, 2024. The current interim CEO, Dr. Yin Ho, will step down following the expiration of her term of service on June 7, 2024. The Company does not plan to make any permanent executive appointments while the separately announced exploration of strategic alternatives is in process.

Executive Chairman of the Board Greg Garrison said, “As President and CCO, Tom understands the Veradigm team, industry and business objectives and will now bring his long-time leadership at Veradigm to bear as interim CEO through the Company’s next chapter. We’re also grateful for Lee’s continued efforts as interim CFO while we look to complete our financial restatements and execute against our long-term business strategy. As a seasoned CFO in sectors undergoing dynamic change, Lee has been a critical leader in helping Veradigm foster and reinforce a strong financial control environment.”

Garrison continued, “On behalf of the entire Board, I want to thank Yin for her commitment to Veradigm throughout this transition period and for her work to define a future where the Company can combine our rich history with new cutting-edge, healthcare-specific AI technology. We are grateful that Yin stepped up to become the interim CEO at a challenging time for the Company, allowing Tom to focus on the day-to-day business. In that role, she advanced Veradigm’s analytical and technology capabilities to further unlock value for our customers, partners and stockholders and help position the Company as a leader in healthcare data intelligence. We wish Yin the best in her next endeavors.”

“I want to offer my sincere thanks to the Veradigm employees, including the team that joined us from ScienceIO,” said Dr. Yin Ho, interim CEO. “During my tenure, we made a bold investment in healthcare-specific AI by acquiring ScienceIO, becoming the first healthcare organization to bring AI in-house in this manner. We are uniquely positioned in the industry to responsibly develop these new capabilities and support the ecosystem of providers, payers and life sciences. Our experience with electronic health records and deep knowledge of clinical workflow set us up to leverage in-house generative AI models to enhance both the clinical experience and the quality of data capture.”

Dr. Ho continued, “As I conclude my service at Veradigm, I am proud of the direction we’ve set. I am confident that Veradigm is well positioned to assume a leadership role in responsibly developing healthcare intelligence products using generative AI models. Additionally, I am excited about the strength of the Veradigm network. I have the utmost confidence in Tom’s leadership to guide the Company in its next chapter.”

About Veradigm®

Veradigm is a healthcare technology company that drives value through its unique combination of platforms, data, expertise, connectivity, and scale. The Veradigm Network features a dynamic community of solutions and partners providing advanced insights, technology, and data-driven solutions for the healthcare provider, payer, and biopharma markets. For more information about how Veradigm is fulfilling its mission of Transforming Health, Insightfully, visit www.veradigm.com, or find Veradigm on LinkedIn, Facebook, Twitter, and YouTube.

Disclaimer and Forward-Looking Statement Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s review of strategic alternatives, the effects of the Company’s AI strategy and expected executive appointments while the Company explores strategic alternatives. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plan,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” “seek” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among others: whether the objectives of the review of strategic alternatives will be achieved; the terms, structure, benefits and costs of any strategic transaction that may result from the review of strategic alternatives; the timing of any such strategic transaction and whether any such strategic transaction will be consummated at all; the risk that the review of strategic alternatives and its announcement could have an adverse effect on (a) the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers, employees and stockholders and (b) the Company’s operating results and business generally; the risk that the review of strategic alternatives could divert the attention and time of the Company’s management; the risk of any unexpected costs or expenses resulting from the review; the risk of any litigation relating to the review of strategic alternatives or any strategic transaction that may result therefrom; an increased risk of shareholder activism in connection with the review of strategic alternatives or any transaction that may result therefrom; further material delay in the Company’s financial reporting or ability to hold an annual meeting of stockholders; an inability to timely prepare restated financial statements; unanticipated factors or factors that the Company currently believes will not cause delay; the impacts of the previously disclosed, ongoing independent investigation by the Audit Committee of the Board that relates to the Company’s financial reporting, internal controls over financial reporting and disclosure controls (the “Audit Committee Investigation”), including on the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments; the possibility that the ongoing review may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices; the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting; risks relating to the Company’s voluntary disclosure to the U.S. Securities and Exchange Commission (the “SEC”) of information concerning the Audit Committee Investigation; risks relating to the putative securities class action lawsuit filed against the Company and any other future litigation or investigation relating to the Audit Committee

Investigation; risks relating to the Company’s common stock not trading on a national securities exchange and deregistration from Section 12(b) of the Securities Exchange Act of 1934; unexpected costs, charges or expenses resulting from the ScienceIO acquisition; changes in the financial condition of the markets that the Company and ScienceIO serve; risks associated with ScienceIO’s product and service offerings or their respective results of operations; the challenges, risks and costs involved with integrating the operations of Science IO with the Company’s operations, including the diversion of management’s attention from the Company’s ongoing business operations; the Company’s ability to realize the anticipated benefits of the ScienceIO acquisition; risks associated with the impact of the Change Healthcare cybersecurity incident on the Company’s customers and other third party business relations; and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Report on Form 8-K filed on January 10, 2024. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

© 2024 Veradigm LLC and/or its affiliates. All rights reserved. Cited marks are the property of Veradigm LLC and/or its affiliates. All other product or company names are the property of their respective holders, all rights reserved.

For more information contact:

Investors:

Jenny Gelinas

312-506-1237

Jenny.Gelinas@veradigm.com

Media:

Ray Joske

ray.joske@veradigm.com